Exhibit 99.1

MOVING FORWARD.

Supplemental Financial Information

WEINGARTEN REALTY

Quarter Ended
March 31, 2014

Table of Contents	Page
Quarterly Earnings Press Release	i - iv
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
New Development Properties	11
Land Held for Development	12
Disposition and Acquisition Summary	13
Capital Expenditures	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 39

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2014, we owned or operated under long-term leases, interests in 260 properties which are located in 21 states that span the United States from coast to coast. These properties represent approximately 48.4 million square feet of which our interests in these properties aggregated approximately 29.9 million square feet of leasable area. Our properties were 94.5% leased as of March 31, 2014, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
TRANSFORMATION RESULTS IN SAME PROPERTY NET OPERATING INCOME INCREASE OF 3.3%

Houston, April 24, 2014 --- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the first quarter ended March 31, 2014. The supplemental financial package can be found on the Company’s website under the Investor Relations tab.

First Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders increased to $0.49 per diluted share compared to $0.28 per diluted share in the same quarter last year;

•	Recurring Funds from Operations (“FFO”) increased to $0.49 per diluted share compared to $0.48 per diluted share in the same quarter of last year;

•	Same Property Net Operating Income (“Same Property NOI”) for our portfolio increased by 3.3% over the prior year; and,

•	Dispositions of non-core properties totaling $79.1 million were completed during the quarter.

Financial Results
The Company reported net income attributable to common shareholders of $60.6 million or $0.49 per diluted share (hereinafter “per share”) for the first quarter of 2014, as compared to $33.7 million or $0.28 per share for the same period in 2013. The increase is due primarily to increased gains on sales of properties and partnership interests in 2014.
For the current quarter, Reported FFO was $63.1 million or $0.51 per share compared to $66.0 million or $0.53 per share for 2013. Included in Reported FFO for 2013 was a write-off of an above-market mortgage intangible from the early pay off of debt of $0.07 per share, offset by non-cash redemption costs of preferred shares of $0.02 per share. Recurring FFO for the first quarter of 2014 was $0.49 per share or $61.2 million. For the same quarter last year, Recurring FFO was $0.48 per share or $58.9 million. Recurring FFO increased due to improved operations of the Company’s existing portfolio, reduced interest expense due to favorable refinancing transactions and the impact of our 2013 acquisitions. These

i

increases were offset by the significant decrease resulting from the $357 million of dispositions completed in 2013 and 2014 that reduced first quarter 2014 Recurring FFO by $0.03 per share. The Company noted these improved results were driven by its ongoing transformation program, which results in a higher quality portfolio of properties and a stronger, less leveraged balance sheet.
A reconciliation of net income to both Reported and Recurring FFO is shown on the attached financial statement and is also shown on page 5 of the supplemental package.
Operating Results
Same Property NOI for the quarter increased 3.3% versus a year ago. This increase results from an increase in occupancy of spaces where rental payments have commenced, contractual rental rate increases on existing leases, and rental rate increases on new leases and renewals.
During the first quarter, the Company completed 306 new leases and renewals totaling 1.2 million square feet and representing $19.0 million of annual revenue.  The 306 transactions were comprised of 102 new leases and 204 renewals, representing annual revenues of $5.6 million and $13.4 million, respectively.  On a cash basis, rental rates for new leases and renewals increased by 7.5%.
Occupancy of spaces where leases have been signed increased to 94.5% in the first quarter from 93.7% in the first quarter of 2013 and occupancy of spaces where rent has commenced increased to 92.8% from 91.2%.
“Our increases in Same Property NOI, rental rates and occupancy are all a testament to the strength of our best in class operating platform and the improved portfolio quality resulting from of our capital recycling, which is part of the transformation program.” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.
Portfolio Activity
In January 2014, the Company completed the dissolution of its consolidated joint venture with the Hines Retail REIT (“Hines”), where the Company owned a 30% interest in 13 properties. The transaction was completed through the distribution of five properties to the Company and eight properties to Hines. The Company will continue to lease and manage the properties owned by Hines.
Disposition activity, other than the Hines transaction mentioned above, continued during the quarter with the sale of two land parcels and three shopping centers comprising approximately 564,000 square feet of building area. Our share of gross proceeds totaled $79.1 million.
“We made great progress in the continued transformation of our portfolio with nearly $80 million of dispositions in the quarter. While this produces a temporary drag on FFO growth, it results in further improvement to our already strong portfolio,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet
The Company continues to improve its balance sheet and liquidity. During the first quarter, the Company retired $315 million of unsecured debt which matured. For the remainder of the year, the Company has only $48.7 million of additional debt maturities, and future debt maturities are very manageable amounts with no individual year having more than $305 million, excluding the maturity of the revolving credit facility in 2017.
The Company’s credit metrics remain very strong with Net Debt to Recurring EBITDA at 5.81 times and debt to total market capitalization of 35.2%, which was down from 39.4% at December 31, 2013.
“Our balance sheet remains very strong with reduced leverage driving our strong credit metrics. With the debt repayments in the first quarter, our debt maturity schedule is in great shape,” said Steve Richter, Executive Vice President and Chief Financial Officer.
Dividend
The Board of Trust Managers declared a quarterly cash dividend of $0.325 per common share payable on June 13, 2014 to shareholders of record on June 5, 2014 and dividends on the Company’s 6.50% Series F Cumulative Redeemable Preferred Shares (NYSE:WRIPrF) of $0.40625 per share for the quarter payable on June 13, 2014 to shareholders of record on June 5, 2014.
FFO Guidance
The Company affirms its previous guidance for Recurring FFO of $1.95 to $2.01 per share. This guidance and the related assumptions are included on page 9 of the supplemental package.
Conference Call Information
The Company also announced that it will host a live webcast of its quarterly conference call on April 25, 2014 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 35533140). A replay will be available through the Company’s website starting approximately two hours following the live call.
About Weingarten Realty Investors
Weingarten Realty Investors (NYSE: WRI) is a commercial real estate owner, manager and developer.  At March 31, 2014, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 260 properties which are located in 21 states spanning the country from coast to coast. These properties represent approximately 48.4 million square feet of which our interests in these properties aggregated approximately 29.9 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements
Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended March 31,		Twelve Months Ended December 31,
	2014	2013	2013	2012	2011	2010
Revenues:
Rentals, net	$124,633	$115,227	$477,340	$439,993	$414,656	$408,159
Other	2,959	2,600	11,855	11,184	13,638	10,745
Total	127,592	117,827	489,195	451,177	428,294	418,904
Expenses:
Depreciation and amortization	40,624	36,178	146,763	127,703	118,890	113,161
Operating	24,615	23,034	97,099	88,924	81,178	82,137
Real estate taxes, net	14,649	13,603	57,515	52,066	49,780	47,441
Impairment loss	—	56	2,579	9,585	49,671	33,317
General and administrative	5,913	6,664	25,371	28,538	25,461	24,926
Total	85,801	79,535	329,327	306,816	324,980	300,982
Operating Income	41,791	38,292	159,868	144,361	103,314	117,922
Interest Expense, net	(24,580)	(15,439)	(96,312)	(106,248)	(130,298)	(135,484)
Interest and Other Income, net	1,994	1,826	7,685	6,047	5,059	9,818
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	11,509	33,670	14,203	—	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	4,402	4,613	35,112	(1,558)	7,834	12,889
Loss on Redemption of Convertible Senior Unsecured Notes	—	—	—	—	—	(135)
(Provision) Benefit for Income Taxes	(480)	177	(7,046)	75	3	297
Income (Loss) from Continuing Operations	23,127	40,978	132,977	56,880	(14,088)	5,307
Operating Income from Discontinued Operations	279	3,697	12,214	25,918	18,875	42,833
Gain on Sale of Property from Discontinued Operations	41,212	—	119,203	68,619	10,648	1,093
Income from Discontinued Operations	41,491	3,697	131,417	94,537	29,523	43,926
Gain on Sale of Property	163	142	762	1,004	1,304	2,005
Net Income	64,781	44,817	265,156	152,421	16,739	51,238
Less: Net Income Attributable to Noncontrolling Interests	(1,478)	(1,467)	(44,894)	(5,781)	(1,118)	(5,032)
Net Income Adjusted for Noncontrolling Interests	63,303	43,350	220,262	146,640	15,621	46,206
Dividends on Preferred Shares	(2,710)	(7,440)	(18,173)	(34,930)	(35,476)	(35,476)
Redemption Costs of Preferred Shares	—	(2,242)	(17,944)	(2,500)	—	—
Net Income (Loss) Attributable to Common Shareholders	$60,593	$33,668	$184,145	$109,210	$(19,855)	$10,730
Earnings Per Common Share - Basic	$0.50	$0.28	$1.52	$0.90	$(0.17)	$0.09
Earnings Per Common Share - Diluted	$0.49	$0.28	$1.50	$0.90	$(0.17)	$0.09

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31, 2014	December 31, 2013
ASSETS
Property	$4,229,249	$4,289,276
Accumulated Depreciation	(1,068,733)	(1,058,040)
Property Held for Sale, net	1,536	122,614
Property, net	3,162,052	3,353,850

Investment in Real Estate Joint Ventures and Partnerships, net (a)	264,605	266,158
Total	3,426,657	3,620,008

Notes Receivable from Real Estate Joint Ventures and Partnerships	12,834	13,330
Unamortized Debt and Lease Costs, net	147,191	164,828
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $9,216 in 2014 and $9,386 in 2013)	73,656	82,351
Cash and Cash Equivalents	9,199	91,576
Restricted Deposits and Mortgage Escrows	3,500	4,502
Other, net	196,135	247,334
Total Assets	$3,869,172	$4,223,929

LIABILITIES AND EQUITY
Debt, net	$2,096,067	$2,299,844
Accounts Payable and Accrued Expenses	82,385	108,535
Other, net	120,789	127,572
Total Liabilities	2,299,241	2,535,951

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; 60 shares outstanding in 2014 and 2013; liquidation preference $150,000 in 2014 and 2013	2	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 122,163 in 2014 and 121,949 in 2013	3,690	3,683
Additional Paid-In Capital	1,695,835	1,679,229
Net Income Less Than Accumulated Dividends	(279,647)	(300,537)
Accumulated Other Comprehensive Loss	(3,621)	(4,202)
Total Shareholders' Equity	1,416,259	1,378,175
Noncontrolling Interests	153,672	309,803
Total Equity	1,569,931	1,687,978
Total Liabilities and Equity	$3,869,172	$4,223,929

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2014	2013
Funds from Operations
Numerator:
Net income attributable to common shareholders	$60,593	$33,668
Depreciation and amortization	39,720	38,671
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,700	4,493
Impairment of operating properties and real estate equity investments	—	292
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	363
(Gain) on sale of property and interests in real estate equity investments	(41,371)	(11,647)
(Gain) on sale of property of unconsolidated real estate joint ventures and partnerships	(9)	(243)
Funds from Operations - Basic	62,633	65,597
Income attributable to operating partnership units	456	445
Funds from Operations - Diluted	63,089	66,042
Adjustments for Recurring FFO:
Write-off of debt costs, net	—	(9,667)
Acquisition costs	17	285
Redemption costs of preferred shares	—	2,242
Other, net of tax	(1,862)	—
Recurring Funds from Operations - Diluted	$61,244	$58,902

Denominator:
Funds from operations weighted average shares outstanding - Basic	121,401	121,058
Effect of dilutive securities:
Share options and awards	1,244	1,165
Operating partnership units	1,500	1,556
Funds from operations weighted average shares outstanding - Diluted	124,145	123,779

Funds from Operations per Share - Basic	$0.52	$0.54

Funds from Operations Per Share - Diluted	$0.51	$0.53
Adjustments for Recurring FFO per share:
Write-off of debt costs, net	—	(0.07)
Redemption costs of preferred shares	—	0.02
Other, net of tax	(0.02)	—
Recurring Funds from Operations Per Share - Diluted	$0.49	$0.48

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended March 31,
	2014	2013
Rentals, net
Base minimum rent, net	$97,664	$90,169
Straight line rent	291	475
Over/Under-market rentals, net	(322)	168
Percentage rent	959	1,081
Tenant reimbursements	26,041	23,334
Total	$124,633	$115,227

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,338	$1,539
Non-Recurring	68	—
Total	$1,406	$1,539

Interest Expense, net
Interest paid or accrued	$25,638	$25,668
Over-market mortgage adjustment of acquired properties, net	(398)	(9,660)
Gross interest expense	25,240	16,008
Capitalized interest	(660)	(569)
Total	$24,580	$15,439

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$54	$627
Deferred compensation interest income	296	963
Other	1,644	236
Total	$1,994	$1,826

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$127,592	$117,827
Operating expense	(24,615)	(23,034)
Real estate taxes	(14,649)	(13,603)
Total	88,328	81,190

Net Operating Income from Discontinued Operations	573	10,026

Minority Interests Share of Net Operating Income and Other Adjustments	(2,689)	(5,287)
Pro rata Income From Consolidated Ventures	86,212	85,929

Pro rata share of Unconsolidated Joint Ventures
Revenues	13,985	15,345
Operating expense	(2,483)	(2,403)
Real estate taxes	(1,880)	(1,604)
Total	9,622	11,338
Net Operating Income including Joint Ventures	$95,834	$97,267

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$3,616	$3,698
Intercompany fee income reclass	653	829
Other adjustments	133	86
Equity in earnings of real estate joint ventures and partnerships, net	$4,402	$4,613

Dividends
Common Dividends per Share	$0.325	$0.305

Common Dividends Paid as a % of Reported Funds from Operations - Basic	63.4%	56.6%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	65.3%	63.5%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.6%	5.7%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.13%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	March 31, 2014	December 31, 2013

Property
Land	$833,714	$854,409
Land held for development	115,714	116,935
Land under development	4,107	4,262
Buildings and improvements	3,204,721	3,238,817
Construction in-progress	70,993	74,853
Total	$4,229,249	$4,289,276

Straight Line Rent Receivable
	$56,473	$57,818

Other Assets, net
Notes receivable and mortgage bonds, net	$30,607	$32,436
Debt service guaranty asset	73,740	73,740
Non-qualified benefit plan assets	19,437	19,842
Out-of-market rentals, net	29,046	29,810
Investments	8,491	58,443
Deferred income tax asset	10,150	11,147
Interest rate derivative	4,871	5,282
Other	19,793	16,634
Total	$196,135	$247,334

Other Liabilities, net
Deferred revenue	$11,303	$13,650
Non-qualified benefit plan liabilities	48,332	48,542
Deferred income tax payable	8,343	9,240
Out-of-market rentals, net	21,665	24,901
Interest rate derivative	437	476
Other	30,709	30,763
Total	$120,789	$127,572

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$37,873	$38,577
Above-market leases - Accumulated Amortization	(8,827)	(8,767)
Below-market assumed mortgages (included in Debt, net)	4,713	4,713
Below-market assumed mortgages - Accumulated Amortization	(2,013)	(1,900)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	124,161	140,457
Valuation of in place leases - Accumulated Amortization	(48,406)	(48,961)
Total	$107,501	$124,119

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$40,126	$44,086
Below-market leases - Accumulated Amortization	(18,461)	(19,185)
Above-market assumed mortgages (included in Debt, net)	37,317	40,465
Above-market assumed mortgages - Accumulated Amortization	(29,728)	(31,114)
Total	$29,254	$34,252

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	March 31, 2014	December 31, 2013

Common Share Data
Closing Market Price	$30.00	$27.42

90-Day, Average Daily Trading Volume	771,444	696,965

Capitalization
Debt	$2,096,067	$2,299,844
Preferred Shares	150,000	150,000
Sub-total Debt & Preferred Shares	2,246,067	2,449,844
Common Shares at Market	3,664,890	3,343,842
Operating Partnership Units at Market	45,000	41,130
Total Market Capitalization (As reported)	$5,955,957	$5,834,816
Debt to Total Market Capitalization (As reported)	35.2%	39.4%
Debt to Total Market Capitalization (As reported at a constant share price of $27.42)	37.2%	40.0%
Debt to Total Market Capitalization (Pro rata)	36.1%	40.2%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	158,000	—
Outstanding Letters of Credit Under Revolving Facility	3,054	2,179
Unused Portion of Credit Facility	$338,946	$497,821

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	44.2%	45.2%
Debt + Preferred to Asset Ratio	None	47.4%	48.1%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	14.3%	14.3%
Unencumbered Asset Test (Public)	Greater than 150%	234.7%	228.4%
Fixed Charge Coverage (Pro rata/Revolver)	Greater than 1.5x	2.5x	2.4x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$130,465	$129,607
(Gain)\Loss on Sale of Real Estate	(41,375)	(46,054)
Ground Rent	485	482
Depreciation Included in Discontinued Operations	260	1,039
Other Non-Recurring Items	—	—
Recurring EBITDA	$89,835	$85,074

Net Debt (less cash & equivalents)	$2,086,766	$2,158,268
Net Debt to Adjusted EBITDA (annualized)	5.81x	6.34x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Stable

Weingarten Realty Investors
Guidance
(in thousands, except per share amounts)

2014 Guidance

2014
Guidance
Recurring FFO Per Diluted Share	$1.95 - $2.01

Portfolio Activity ($ in millions)
Acquisitions	$150 - $225
New Development	$50 - $75

Total	$200 - $300

Dispositions	$300 - $400

Operating Information
Same Property Net Operating Income	+2.5% to +3.5%

Signed Occupancy	94% to 95%

Retail Rental Growth	+8% to +15%

Investment Activity

Weingarten Realty Investors
New Development Properties
As of March 31, 2014
(at pro rata share)
(in thousands, except percentages)

						Total Square Feet of Building Area (1)		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception-to-Date	Total Estimated Investment (2)			Completions ($) Year-To-Date
Center Name		Location	Anchors	WRI Own %		Gross	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

UNDER DEVELOPMENT

1	Hilltop Village Center	Alexandria, VA	Wegmans	100.0%	(3)	251	251	90.3%	90.3%	2,498	43,701	65,757	65,757
	Total Joint Venture					251	251	90.3%	90.3%	$2,498	$43,701	$65,757	$65,757	8.2%	$—

	Total 1 Property Under Development					251	251	90.3%	90.3%	$2,498	$43,701	$65,757	$65,757	8.2%	$—

						Spent Inception to Date (from above)						$43,701	$43,701
						Additional Capital Needed to Complete						22,056	22,056
						Reimbursement of Future Property Sales						—	—
						Total Estimated Investment						$65,757	$65,757

	QTR Completed	YTD Completed	2Q'14E	3Q'14E	4Q'14E	1Q'15E	2Q'15E	Remaining Balance
Completion ($)	$0	$0	$0 - $1,000	$0 - $1,500	$27,300 - $32,300	$0 - $2,500	$13,400 - $18,400	$11,000 - $16,000
Weighted Return (%)	0.0%	0.0%	0% - 0.3%	0% - 0.3%	7.9% - 8.4%	0% - 0.3%	7.9% - 8.4%	7.9% - 8.4%
Net Operating Income (Annualized)	$0	$0	$0 - $5	$0 - $5	$2,165 - $2,725	$0 - $5	$1,100 - $1,600	$900 - $1,300

(1)	Total gross building area reflects the entire shopping center under development. Includes square footage for any ownership by our partners and buildings owned by others.

(2)	Net of anticipated proceeds from land sales.

(3)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

Weingarten Realty Investors
Land Held for Development
As of March 31, 2014
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Road, Wake Forest, Raleigh, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball, Houston, TX	100.0%	10.6
Decatur at 215, Las Vegas, NV	100.0%	14.7
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	16.4
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	1.5
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2

Total New Development Phased Projects		184.8	$44,659	$43,173
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City, Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd. at Tangerine Farms Rd., Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd., Orlando, FL	100.0%	1.9
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	36.1
Total Raw Land		420.4	$76,714	$56,914

Total Land Held For Development Properties		605.1	$121,373	$100,087

(1)	Net of impairment and valuation adjustments.
Notes:
Land costs account for $97.6 million of total investment at 100%, $77.1 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended March 31, 2014
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighed Sales Cap

Dispositions
1st Quarter
Town & Country Plaza	Hammond, LA	226	01/03/14
University Place	Shreveport, LA	207	01/31/14
Northwest Freeway - Pad	Houston, TX	—	02/11/14
Harrison Pointe	Cary, NC	131	03/11/14
N. Sharyland - Pad	Mission, TX	—	03/31/14

Total Dispositions				$79,145	7.20%

Disposition of Consolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Disposed	Before	After	Date
Hines Retail REIT Holdings	Oak Park Village	San Antonio, TX	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Champions Village	Houston, TX	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	University Palms	Oviedo, FL	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Shoppes at Parkland	Parkland, FL	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Sandy Plains Exchange	Marietta, GA	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Cherokee Plaza	Atlanta, GA	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Thompson Bridge Commons	Gainesville, GA	30%	30%	0%	01/01/14
Hines Retail REIT Holdings	Heritage Station	Wake Forest, NC	30%	30%	0%	01/01/14

	Date	Purchase
	Acquired	Price	Yield (2)

Acquisitions
1st Quarter
None

Total Acquisitions		$—	—%

Acquisition of Consolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Acquired	Before	After	Date
Hines Retail REIT Holdings	Mendenhall Commons	Memphis, TN	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Commons at Dexter Lake	Memphis, TN	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Commons at Dexter Lake Phase II	Memphis, TN	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Randall’s/Kings Crossing	Houston, TX	70%	30%	100%	01/01/14
Hines Retail REIT Holdings	Bellaire Boulevard	Houston, TX	70%	30%	100%	01/01/14

(1) The Joint Venture was dissolved and assets distributed in a non-cash transaction.
(2) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

Capital Summary

	Three Months Ended March 31, 2014	Twelve Months Ended 12/31/2013 (2)
Acquisitions	$—	$174,633
New Development	2,498	13,169
Major Repairs	1,796	14,220
Tenant Finish	6,637	29,907
Redevelopment (1)	3,359	16,218
Outside Broker Fees	647	3,443
All Other	133	3,792
Capital Expenditures	$15,070	$255,381

Notes:
(1) Includes costs where additional square footage is added through new construction or expansion of an existing space.
(2) 2013 costs have been reclassed to show all costs related to redevelopment as a separate category.
Costs for Jess Ranch and Sheridan have been grossed up to reflect 100% ownership for all of 2013.
Internal Leasing Fees are approximately $3.4 million for the three months ended March 31, 2014 and $12.9 million for 2013.

Redevelopment

			Net Costs	Net Costs	Total Estimated
		WRI	Year-To-	Inception-	Investment	Project
	Center Name	Own %	Date	To-Date	WRI Costs	Description

1	Decatur 215 - Floater Building	100%	$366	$2,112	$10,306	New construction of a 3,440 sf fast food building, an 8,377 sf floater building, a 3k sf restaurant pad building, 54k sf anchor, and another 8,184 sf floater building.
2	Conn's @ Sheridan	100%	227	401	5,845	New construction of a 40k sf box for Conn's
3	Atlantic West Shopping Center	50%	89	593	606	New construction of a 7,200 sf multi-tenant pad building
4	Riverpoint at Sheridan	100%	439	2,811	3,333	New construction of 2 multi-tenant pad buildings totaling 8,600 sf
5	Prospectors Plaza	100%	1,140	2,454	3,854	Expansion of shopping center to create a new 25k sf box for Ross
6	Brookwood Square Shopping Center	100%	43	82	9,145	Demo former Home Depot, build new 45k sf LA Fitness and 14k sf of shop space
7	Seminole Town Center	100%	784	973	2,005	New construction of 8,500 sf multi-tenant pad building
8	Shoppes at Memorial Villages	100%	206	2,032	3,195	Conversion of 33k sf flex building into multi-tenant retail pad building
9	Independence Plaza	100%	65	65	1,731	New construction of 12,100 sf building including Rack Room and Osk Kosh / Carters
	Total Redevelopment		$3,359	$11,524	40,018	70% of total investment estimated to be spent in next 12 months, with balance in next 24 months

Potential Projects					39,974	14 near-term potential projects
	Total Redevelopment Pipeline (1)				$79,992

	Notes:
	WRI defines redevelopment as projects in which additional GLA is added either through new construction or expansion of an existing space.
	(1) In addition to the active and potential projects, we have identified 74 long-term projects for potential redevelopment.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	March 31, 2014	1st Quarter Weighted Average Rate (1)	December 31, 2013	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$663,436	5.35%	$712,169	5.70%
3.5% Notes due 2023	298,707	3.50%	298,677	3.50%
3.375% Notes due 2022	298,995	3.38%	298,969	3.38%
4.45% Notes due 2024	249,010	4.45%	248,982	4.45%
8.1% Notes due 2019	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable (MTN)	231,279	5.78%	546,307	5.27%
Revolving Credit Agreements (2)	159,900	0.84%	—
Obligations under Capital Leases	21,000	7.85%	21,000	7.84%
Subtotal Consolidated Debt	2,022,327	4.55%	2,226,104	4.82%
Debt Service Guarantee Liability (3)	73,740		73,740
Total Consolidated Debt - As Reported	2,096,067	4.55%	2,299,844	4.82%
Less: Noncontrolling Interests and Other Adjustments	(92,323)		(100,431)
Plus: WRI Share of Unconsolidated Joint Ventures	172,491		173,472
Total Debt - Pro rata Share	$2,176,235	4.54%	$2,372,885	4.80%

	Debt Balance	1st Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of March 31, 2014
Fixed-rate debt	$1,895,918	4.85%	87.1%	6.52
Variable-rate debt	280,317	2.03%	12.9%	2.65
Total	$2,176,235	4.54%	100.0%	6.02

As of December 31, 2013
Fixed-rate debt	$2,201,467	4.89%	92.8%
Variable-rate debt	171,418	3.28%	7.2%
Total	$2,372,885	4.80%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of March 31, 2014
Secured Debt	$759,735	5.32%	34.9%	3.86
Unsecured Debt	1,416,500	4.06%	65.1%	7.18
Total	$2,176,235	4.54%	100.0%	6.02

As of December 31, 2013
Secured Debt	$800,828	5.62%	33.7%
Unsecured Debt	1,572,057	4.34%	66.3%
Total	$2,372,885	4.80%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 03/31/14	4.55%	4.54%
Three months ended 12/31/13	4.82%	4.80%
Twelve months ended 12/31/13	4.94%	4.91%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 20 basis points on the total commitment in arrears.
The weighted average revolving interest rate with the facility fee is 1.68% and 10.97% for the first quarter 2014 and the fourth quarter 2013, respectively.

(3)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of March 31, 2014
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (3)	Maturities	Weighted Average Rate (3)	Floating Rate	Fixed Rate	Secured	Unsecured
2014 (1)	$48,650	6.22%	$70,720	6.01%	$663	$70,057	$70,720	$—
2015	239,941	5.90%	209,273	5.72%	1,835	207,438	119,273	90,000
2016	249,441	6.17%	274,766	5.96%	44,180	230,586	199,766	75,000
2017	142,032	6.72%	164,493	6.37%		164,493	139,493	25,000
2018	60,277	6.50%	24,402	6.12%		24,402	14,832	9,570
2019 (1)	153,907	7.55%	157,535	7.27%		157,535	57,535	100,000
2020	35,363	6.27%	90,949	5.23%		90,949	90,949
2021	2,278	6.27%	10,435	5.83%		10,435	10,435
2022	304,815	3.42%	305,732	3.43%		305,732	5,732	300,000
2023	301,937	3.52%	302,905	3.52%		302,905	2,905	300,000
Thereafter	296,327	5.57%	300,622	5.58%		300,622	18,902	281,720
Subtotal	1,834,968		1,911,832		46,678	1,865,154	730,542	1,181,290

Revolving Credit Agreements	159,900	0.84%	159,900	0.84%	159,900			159,900
Other (2)	101,199		104,503		7,371	97,132	29,193	75,310
Swap Maturities:
2017					66,368	(66,368)
Total	$2,096,067	4.55%	$2,176,235	4.54%	$280,317	$1,895,918	$759,735	$1,416,500

(1)	2019 includes $100.0 million of 8.1% bonds based on maturity date which may be redeemed at our option on or after September 15, 2014, of which $10.0 million at par was redeemed subsequent to quarter end at holder's request.

(2)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(3)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2014	2013

Revenues:
Base minimum rent, net	$28,396	$32,468
Straight line rent	167	399
Over/Under-market rentals, net	215	317
Percentage rent	147	109
Tenant reimbursements	8,426	8,334
Other income	417	534
Total	37,768	42,161

Expenses:
Depreciation and amortization	9,917	12,021
Interest, net	5,912	7,545
Operating	6,816	6,154
Real estate taxes, net	4,880	4,583
General and administrative	106	286
Provision for income taxes	67	62
Impairment loss	—	1,815
Total	27,698	32,466

Gain on sale of property	96	1,212

Net income	$10,166	$10,907

Condensed Balance Sheets
	March 31, 2014	December 31, 2013
ASSETS

Property	$1,403,593	$1,401,982
Accumulated depreciation	(269,827)	(261,454)
Property, net	1,133,766	1,140,528

Other assets, net	139,814	142,638

Total	$1,273,580	$1,283,166
LIABILITIES AND EQUITY

Debt, net	$450,693	$453,390
Amounts payable to Weingarten Realty Investors and Affiliates	29,314	30,214
Other liabilities, net	26,227	29,711
Total	506,234	513,315

Equity	767,346	769,851

Total	$1,273,580	$1,283,166

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2014	2013
Revenues:
Base minimum rent, net	$10,481	$11,851
Straight line rent	102	230
Over/Under-market rentals, net	49	8
Percentage rent	43	53
Tenant reimbursements	3,127	2,965
Other income	183	238
Total	13,985	15,345

Expenses:
Depreciation and amortization	3,700	4,493
Interest, net	2,255	2,927
Operating	2,483	2,403
Real estate taxes, net	1,880	1,604
General and administrative	29	71
Provision for income taxes	31	29
Impairment loss	—	363
Total	10,378	11,890

Gain on sale of property	9	243

Net income	$3,616	$3,698

Condensed Balance Sheets
	March 31, 2014	December 31, 2013
ASSETS

Property	$480,940	$480,502
Accumulated depreciation	(100,169)	(97,104)
Property, net	380,771	383,398
Notes receivable from real estate joint ventures and partnerships	5,012	5,060
Unamortized debt and lease costs, net	19,725	20,263
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $428 in 2014 and $429 in 2013)	13,690	14,775
Cash and cash equivalents	14,010	14,315
Restricted deposits and mortgage escrows	812	801
Notes receivable and mortgage bonds, net	21	21
Out-of-market rentals, net	1,675	1,758
Other assets, net	1,983	1,846
Total	$437,699	$442,237

LIABILITIES AND EQUITY

Debt, net	$173,291	$174,303
Amounts payable to Weingarten Realty Investors and Affiliates	14,027	14,575
Accounts payable and accrued expenses	4,265	5,914
Deferred revenue	871	821
Out-of-market rentals, net	3,013	3,145
Interest rate derivative	338	413
Other liabilities, net	670	689
Total	196,475	199,860

Equity	241,224	242,377

Total	$437,699	$442,237
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
March 31, 2014
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	4	831	$207,269	$—	20.0%	$—	$41,184	$379
Perlmutter SRP, LLC	8	817	128,148	101,441	25.0%	25,360	4,225	10
Collins	8	1,165	138,450	24,441	50.0%	12,221	51,263	866
AEW - Institutional Client	6	433	121,837	44,114	20.0%	8,823	14,848	185
BIT Retail	3	716	152,276	—	20.0%	—	29,688	269
Jamestown	6	1,348	143,286	82,834	20.0%	16,567	11,538	401
Fidelis Realty Partners	1	491	138,976	83,002	57.8%	47,934	31,364	436
Sleiman Enterprises	3	237	27,271	14,293	50.0%	7,147	6,678	215
Bouwinvest	1	163	43,435	—	51.0%	—	21,681	240

Other	13	2,489	172,630	100,567	54.9%	55,240	52,136	1,401

Total	53	8,690	$1,273,580	$450,693	37.3%	$173,291	$264,605	$4,402

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of March 31, 2014
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	7	$101,441	5.7%	1.9
Collins	2	24,441	6.0%	10.9
AEW - Institutional Client	4	44,114	5.4%	0.7
Jamestown	6	82,834	5.5%	4.5
Fidelis Realty Partners	1	83,002	4.0%	6.6
Sleiman Enterprises	2	14,293	5.0%	7.2
Other	5	99,447	5.5%	4.1

Total	27	$449,573	5.3%	3.9

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2014	$103,781	4.9%	$23,344	4.7%
2015	43,657	4.6%	11,621	4.4%
2016	110,939	4.6%	34,449	4.5%
2017	56,810	5.0%	26,076	5.0%
2018	6,253	4.9%	3,450	4.9%
2019	6,576	4.9%	3,628	4.9%
2020	93,148	4.8%	55,586	4.8%
2021	16,049	5.3%	8,157	5.3%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
Thereafter	8,591	6.2%	4,296	6.2%
Total	$449,573		$172,491

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate except for two included in “other”, which has a variable rate mortgage ($2.4 million and $25.3 million at 100%) and mature in 2015 and 2016, respectively.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
as of March 31, 2014
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	% of Total Revenue	Total SF (in 000's)

1	The Kroger Co.	BBB/Baa2	29	3.27%	1,590
2	T.J.X. Companies, Inc.	A+/A3	39	2.47%	945
3	Ross Stores, Inc.	A-/N/A	35	2.04%	749
4	Safeway, Inc. (3)	BBB/Baa3	17	1.59%	806
5	H-E-B	N/A/N/A	8	1.52%	539
6	Petsmart, Inc.	BB+/N/A	22	1.48%	415
7	Office Depot, Inc.	B-/B2	30	1.41%	554
8	Bed Bath & Beyond, Inc.	BBB+/N/A	23	1.31%	498
9	Home Depot, Inc.	A/A2	5	1.21%	541
10	The Sports Authority	B-/B3	10	1.19%	345
11	Best Buy, Inc.	BB/Baa2	11	1.05%	297
12	Whole Foods Market, Inc.	BBB-/N/A	7	1.00%	261
13	Dollar Tree Stores, Inc.	N/A/N/A	39	0.93%	352
14	Gap, Inc.	BBB-/Baa3	15	0.90%	199
15	Petco Animal Supplies, Inc.	B/B3	20	0.82%	214
16	24 Hour Fitness Inc.	B/B3	6	0.74%	157
17	Raley's	N/A/N/A	6	0.71%	332
18	Publix Super Markets, Inc.	N/A/N/A	16	0.67%	305
19	Hobby Lobby Stores, Inc.	N/A/N/A	5	0.63%	305
20	Wal-Mart Stores, Inc.	AA/Aa2	5	0.61%	443
21	Stein Mart, Inc.	N/A/N/A	11	0.59%	305
22	Ascena Retail Group	N/A/N/A	27	0.56%	140
23	Staples, Inc.	BBB/Baa2	9	0.55%	191
24	Starbucks Corporation	A-/Baa1	47	0.54%	71
25	Party City	N/A/N/A	15	0.52%	146

	Grand Total		457	28.32%	10,702

Notes:
	(1)	Tenant Names:	DBA Names:
		The Kroger Co.	Kroger, Harris Teeter, Smith's Food, Ralphs, Fry's Food,
King Soopers
		T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods
		Safeway, Inc.	Safeway (7), Randalls (7), Von's (3)
		Bed Bath & Beyond, Inc.	Bed Bath & Beyond, Cost Plus, buybuy BABY
		Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks
		Gap, Inc.	Gap, Old Navy, Banana Republic
		Raley's	Raley's, Bel Air Markets
		Ascena Retail Group	Lane Bryant, Dress Barn, Justice, Catherines
	(2)	Target owns and occupies 26 units not included above.
	(3)	Once Cerberus completes the acquisition of Safeway, WRI will have 23 units representing 1.97% of Total
Revenue and 1,055,000 square feet.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent

	All Leases
	Quarter Ended March 31, 2014				265	1,069	$14.89	$13.85	$1.48	7.5%
	Quarter Ended December 31, 2013				272	848	16.76	15.69	2.17	6.8%
	Quarter Ended September 30, 2013				268	735	18.31	17.14	2.09	6.8%
	Quarter Ended June 30, 2013(1)				306	1,077	15.60	14.45	5.88	8.0%
	Rolling 12 months				1,111	3,730	$16.19	$15.09	$3.03	7.3%

	New Leases
	Quarter Ended March 31, 2014				61	117	$21.48	$20.29	$13.51	5.9%
	Quarter Ended December 31, 2013				60	95	24.73	21.88	15.02	13.1%
	Quarter Ended September 30, 2013				48	102	22.58	20.61	13.56	9.6%
	Quarter Ended June 30, 2013(1)				85	280	19.71	16.52	22.11	19.3%
	Rolling 12 months				254	593	$21.35	$18.82	$17.82	13.5%

	Renewals
	Quarter Ended March 31, 2014				204	953	$14.08	$13.06	$0.00	7.8%
	Quarter Ended December 31, 2013				212	753	15.75	14.91	0.55	5.7%
	Quarter Ended September 30, 2013				220	633	17.62	16.59	0.25	6.3%
	Quarter Ended June 30, 2013				221	798	14.15	13.72	0.20	3.2%
	Rolling 12 months				857	3,137	$15.22	$14.38	$0.23	5.8%

	Comparable & Non-Comparable:
	Quarter Ended March 31, 2014				306	1,236
	Quarter Ended December 31, 2013				331	1,065
	Quarter Ended September 30, 2013				330	962
	Quarter Ended June 30, 2013				373	1,326
	Rolling 12 months				1,340	4,589

Lease
Expirations(2)

Assumes No Exercise of Renewal Options

	Anchor Tenants(3)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)
Other(5)	64	0%	$17.64	1%	181	2%	$19.14	2%	245	1%	$18.74	1%
2014	812	5%	8.94	4%	904	10%	20.90	9%	1,716	6%	15.24	6%
2015	1,920	11%	9.42	9%	1,741	18%	21.77	17%	3,661	13%	15.30	14%
2016	2,112	12%	10.33	11%	1,803	19%	22.40	18%	3,916	14%	15.89	15%
2017	2,012	11%	11.99	12%	1,384	15%	23.76	15%	3,396	12%	16.79	14%
2018	2,516	14%	10.16	13%	1,354	14%	24.00	15%	3,870	14%	15.00	14%
2019 - 2024	6,230	35%	11.31	36%	1,904	20%	24.91	22%	8,134	30%	14.49	29%

Assumes Exercise of all Renewal Options(6)

	Anchor Tenants(3)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)
Other(5)	69	0%	$18.17	1%	173	2%	$18.82	1%	242	1%	$18.64	1%
2014	136	1%	13.48	1%	675	7%	20.99	6%	811	3%	19.73	3%
2015	474	3%	9.37	2%	1,173	12%	22.15	11%	1,647	6%	18.47	6%
2016	584	3%	13.01	3%	1,153	12%	23.22	11%	1,737	6%	19.79	7%
2017	356	2%	11.39	2%	857	9%	23.79	8%	1,214	4%	20.15	5%
2018	616	3%	11.50	3%	825	9%	24.95	8%	1,441	5%	19.20	6%
2019 - 2024	2,435	14%	11.56	12%	2,438	26%	26.23	26%	4,872	18%	18.90	19%

Notes:

(1)	The quarter ended June 30, 2013 includes two leases totaling 21,200 sf at Pike Center at a blended rate of $43.17 psf as compared to the prior tenant of $10.00 psf.

(2)	Reflects in-place leases as of March 31, 2014.

(3)	Anchor tenants represent any tenant at least 10,000 square feet.

(4)	Revenue includes minimum base rent only.

(5)	Leases currently under month-to-month status or in-process of renewal.

(6)	Revenue for leases with future option rent based on fair market value or CPI is reported as of the last year in the current lease term.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Signed Basis
Anchor (1)	98.3%	98.5%	97.9%	97.7%	97.1%
Non-Anchor	88.3%	89.0%	88.7%	88.6%	88.2%
Total Retail	94.6%	94.9%	94.4%	94.3%	93.7%
Other	84.8%	85.9%	86.8%	86.4%	91.4%
Total Signed	94.5%	94.8%	94.4%	94.2%	93.7%

Commenced Basis
Anchor (1)	97.3%	96.6%	95.6%	95.9%	95.1%
Non-Anchor	85.6%	86.5%	85.7%	85.2%	84.8%
Total Retail	92.9%	92.8%	91.9%	91.9%	91.2%
Other	84.8%	85.9%	86.4%	86.4%	91.4%
Total Commenced	92.8%	92.8%	91.8%	91.9%	91.2%

Same Property (2)
Signed Basis	94.8%	95.1%	94.9%	94.9%	94.2%
Commenced Basis	93.2%	93.1%	92.6%	92.6%	92.0%

Average Base Rents (3)

	Quarter Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Commenced Basis
Anchor (1)	$11.53	$11.49	$11.33	$11.18	$11.11
Non-Anchor	23.17	22.82	22.56	22.21	22.17
Total	$15.75	$15.66	$15.50	$15.22	$15.19

Same Property Net Operating Income Growth (4)

	Three Months Ended March 31,
	2014	2013	% Change
Revenues
Minimum Rent	$97,133	$94,336	3.0%
Bad Debt (net of recoveries)	198	(116)	270.7%
Percentage Rent	779	831	-6.3%
Tenant Reimbursements	25,471	23,976	6.2%
Other	973	587	65.8%
	124,554	119,614	4.1%
Expenses
Property Operating Expenses	20,729	19,524	6.2%
Real Estate Taxes	13,941	13,074	6.6%
	34,670	32,598	6.4%
Net Operating Income	$89,884	$87,016	3.3%

Notes:
(1) Anchor tenants represent any tenant at least 10,000 square feet.
(2) Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.
(3) Average Base rent per Leased SF excludes ground leases.
(4) Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Three Months Ended March 31,				Twelve Months Ended December 31,
	2014	%	2013	%	2013	%	2012	%	2011	%	2010	%
West Region
California	$16,693	17.3%	$16,199	16.9%	$63,885	16.7%	$59,163	15.0%	$53,618	13.2%	$50,943	13.1%
Washington	671	0.7%	527	0.6%	2,547	0.7%	2,048	0.5%	1,978	0.5%	1,171	0.3%
Oregon	374	0.4%	379	0.4%	1,565	0.4%	1,528	0.4%	1,349	0.3%	1,345	0.3%
Total West Region	17,739	18.4%	17,104	17.9%	67,997	17.8%	62,738	15.9%	56,945	14.0%	53,459	13.7%
Mountain Region
Nevada	$7,463	7.7%	$7,500	7.8%	$28,334	7.4%	$30,094	7.6%	$30,525	7.5%	$30,906	8.0%
Arizona	6,650	6.9%	6,902	7.2%	27,079	7.1%	26,032	6.6%	25,450	6.3%	24,287	6.2%
Colorado	3,036	3.1%	2,817	2.9%	11,393	3.0%	13,778	3.5%	12,485	3.1%	10,099	2.6%
New Mexico	733	0.8%	1,453	1.5%	4,500	1.2%	4,622	1.2%	4,993	1.2%	5,250	1.4%
Utah	716	0.7%	881	0.9%	3,458	0.9%	3,556	0.9%	3,494	0.9%	3,548	0.9%
Total Mountain Region	18,597	19.2%	19,554	20.3%	74,764	19.6%	78,082	19.8%	76,947	19.0%	74,090	19.1%
Central Region
Texas	$27,146	28.2%	$25,950	27.2%	$105,849	27.6%	$116,645	29.5%	$129,540	32.0%	$121,035	31.1%
Louisiana	1,674	1.7%	2,578	2.7%	10,387	2.7%	9,185	2.3%	8,272	2.0%	7,715	2.0%
Arkansas	841	0.9%	761	0.8%	3,266	0.9%	3,089	0.8%	3,106	0.8%	2,732	0.7%
Missouri	284	0.3%	262	0.3%	1,123	0.3%	852	0.2%	1,061	0.3%	3,019	0.8%
Oklahoma	167	0.2%	167	0.2%	682	0.2%	921	0.2%	1,083	0.3%	1,034	0.3%
Illinois	—	0.0%	—	0.0%	—	0.0%	2,464	0.6%	2,556	0.6%	2,065	0.5%
Kansas	—	0.0%	—	0.0%	—	0.0%	474	0.1%	1,181	0.3%	1,214	0.3%
Total Central Region	30,112	31.3%	29,719	31.2%	121,307	31.7%	133,629	33.7%	146,799	36.3%	138,814	35.7%
Mid-Atlantic Region
North Carolina	$5,617	5.8%	$5,958	6.2%	$23,123	6.0%	$25,074	6.3%	$25,656	6.3%	$24,869	6.4%
Georgia	5,056	5.2%	5,122	5.4%	20,340	5.3%	19,767	5.0%	19,845	4.9%	21,798	5.6%
Tennessee	2,001	2.1%	1,935	2.0%	6,903	1.8%	7,770	2.0%	7,491	1.8%	6,261	1.6%
Kentucky	1,784	1.8%	1,701	1.8%	7,324	1.9%	7,050	1.8%	6,890	1.7%	7,019	1.8%
Maryland	867	0.9%	684	0.7%	2,965	0.8%	1,063	0.3%	—	0.0%	—	0.0%
South Carolina	72	0.1%	65	0.1%	273	0.1%	265	0.1%	268	0.1%	285	0.1%
Virginia	—	0.0%	—	0.0%	—	0.0%	1,805	0.5%	3,551	0.9%	3,634	0.9%
Maine	—	0.0%	—	0.0%	—	0.0%	40	0.0%	214	0.1%	321	0.1%
Total Mid-Atlantic Region	15,398	15.9%	15,466	16.2%	60,927	15.9%	62,833	16.0%	63,915	15.8%	64,186	16.5%
Southeast Region
Florida	$14,704	15.2%	$13,795	14.4%	$57,443	15.0%	$57,620	14.6%	$60,361	14.9%	$58,135	15.0%
Total Southeast Region	14,704	15.2%	13,795	14.4%	57,443	15.0%	57,620	14.6%	60,361	14.9%	58,135	15.0%
Total Net Operating Income	$96,551	100.0%	$95,638	100.0%	$382,438	100.0%	$394,902	100.0%	$404,967	100.0%	$388,684	100.0%

(1)
The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating

Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of March 31, 2014

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,217,809	—	1,659,460	3,877,269
Arkansas	3	355,410	—	—	355,410
California	29	4,131,443	98,084	1,206,864	5,436,391
Colorado	10	1,005,498	585,101	1,224,456	2,815,056
Florida	41	4,446,975	2,564,951	1,570,926	8,582,852
Georgia	15	1,664,233	137,071	893,578	2,694,882
Kentucky	4	634,594	—	127,614	762,208
Louisiana	6	848,597	107,974	148,500	1,105,071
Maryland	1	81,336	—	—	81,336
Missouri	2	229,282	28,367	—	257,649
Nevada	11	2,214,008	—	1,220,773	3,434,781
New Mexico	2	231,754	—	29,440	261,194
North Carolina	16	1,850,083	72,116	696,572	2,618,771
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	66,276	276,924
South Carolina	1	21,686	65,060	—	86,746
Tennessee	5	694,005	—	154,340	848,345
Texas	77	8,458,745	2,593,910	2,591,345	13,644,002
Utah	3	299,556	—	171,650	471,206
Virginia	1	—	—	—	—
Washington	6	220,041	367,376	65,346	652,763
Total	260	29,853,157	6,710,787	11,827,140	48,391,087

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
NOTES: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	13.56	77.0%		(Target), (Kohl's), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	86.5%		Weingarten Realty Regional Office, Endurance Rehab
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	24.52	100.0%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	11.13	89.3%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		134,495	242,715	13.41	95.7%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	22.77	93.0%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	8.72	94.9%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	27.13	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	23.16	88.8%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	17.88	97.5%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	14.56	98.0%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.23	94.8%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ		100.0%		66,787	72,170	11.02	77.7%		Family Dollar
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,212	199,012	14.54	91.1%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		10,237	148,383	28.85	100.0%	(Safeway)
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.44	96.0%	Sprouts Farmers Market
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.36	95.4%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		145,518	153,880	15.86	95.7%	US Foods	Ross Dress for Less
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	17.51	95.7%	Walmart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	12.10	97.9%	Safeway	Walgreens, Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.59	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,109	343,237	24.42	97.2%		(Home Depot), Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	16.22	80.5%		(Osco Drug)
Arizona Total:	# of Properties:	23			2,217,809	3,877,269	16.66	93.5%
Arkansas
Markham Square	Little Rock-N. Little Rock, AR		100.0%		124,284	124,284	8.39	100.0%		Burlington Coat Factory, Ross Dress for Less
Markham West	Little Rock-N. Little Rock, AR		100.0%		178,500	178,500	10.25	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Westgate	Little Rock-N. Little Rock, AR		100.0%		52,626	52,626	10.82	96.4%		Stein Mart
Arkansas Total:	# of Properties:	3			355,410	355,410	9.67	99.5%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA		100.0%		171,551	171,551	39.13	95.0%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA		100.0%		90,805	115,340	23.12	100.0%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach et al, CA		100.0%		76,286	76,286	12.15	100.0%	Superior Grocers
Westminster Center	Los Angeles-Long Beach et al, CA		100.0%		417,567	432,567	18.25	97.6%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.19	97.5%	Food 4 Less	Bally Total Fitness

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	14.93	88.1%		Marshalls, Dress Barn, Guitar Center
Shasta Crossroads	Redding, CA		100.0%		121,183	176,866	17.44	99.0%	(Food Maxx)	(Target), (Sports Authority)
Shasta Crossroads (II)	Redding, CA		40.0%	(1)(3)	30,313	247,159	13.81	100.0%	(Food Maxx)	(Target), (Sports Authority)
Chino Hills Marketplace	Riverside et al, CA		100.0%		310,921	310,921	19.92	92.9%	Von’s	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside et al, CA		100.0%		208,685	307,855	18.97	97.3%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside et al, CA		100.0%		184,809	194,342	20.24	96.4%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside et al, CA		100.0%		124,431	258,734	16.12	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside et al, CA		67.0%	(1)(3)	106,821	434,450	22.05	83.5%	(Super Target)	(Kohl's)
Arcade Square	Sacramento-Arden et al, CA		100.0%		76,497	76,497	13.07	93.4%	Grocery Outlet
Discovery Plaza	Sacramento-Arden et al, CA		100.0%		93,398	93,398	16.07	94.8%	Bel Air Market
Prospectors Plaza	Sacramento-Arden et al, CA		100.0%		243,907	252,521	22.36	97.2%	SaveMart	Kmart, CVS
Summerhill Plaza	Sacramento-Arden et al, CA		100.0%		128,835	128,835	11.94	93.8%	Raley’s	Dollar Tree
Valley	Sacramento-Arden et al, CA		100.0%		98,240	107,005	17.72	91.4%	Raley's
El Camino Promenade	San Diego-Carlsbad et al, CA		100.0%		129,676	129,676	23.99	97.9%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad et al, CA		100.0%		120,829	132,689	18.98	94.6%	Von’s	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad et al, CA		100.0%		35,880	81,086	32.22	93.6%	(Albertsons)
580 Market Place	San Francisco-Oakland et al, CA		100.0%		100,097	100,097	29.07	100.0%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland et al, CA		100.0%		194,601	361,701	19.63	99.2%	Raley’s	24 Hour Fitness, (Walgreens)
Greenhouse Marketplace	San Francisco-Oakland et al, CA		100.0%		147,063	236,832	19.38	100.0%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Silver Creek Plaza	San Jose-Sunnyvale et al, CA		100.0%		132,925	197,925	23.48	100.0%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	14.66	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa-Petaluma, CA		100.0%		194,569	200,011	14.13	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes, Dollar Tree
Creekside Center	Vallejo-Fairfield, CA		100.0%		114,445	114,445	20.54	91.6%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	19.16	99.2%	Raley’s	Ace Hardware
California Total:	# of Properties:	29			4,131,443	5,436,391	19.53	96.6%
Colorado
Aurora City Place	Denver-Aurora, CO		50.0%	(1)(3)	180,478	542,956	15.78	93.0%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora, CO		100.0%		78,148	272,671	25.95	100.0%	(Super Target)	Sports Authority, PetSmart
CityCenter Englewood	Denver-Aurora, CO		51.0%	(1)(3)	137,298	359,213	15.85	80.2%		(Walmart), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness
Crossing at Stonegate	Denver-Aurora, CO		51.0%	(1)(3)	55,620	109,058	15.48	95.9%	King Sooper’s
Edgewater Marketplace	Denver-Aurora, CO		100.0%		144,553	270,553	10.47	96.9%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora, CO		50.0%	(1)(3)	28,474	114,947	20.99	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora, CO		50.0%	(1)(3)	38,349	129,398	25.55	92.1%	(Albertsons)
River Point at Sheridan	Denver-Aurora, CO		100.0%		185,887	519,020	16.40	93.7%		(Target), (Costco), Regal Cinema, Michaels, Tuesday Morning
Thorncreek Crossing	Denver-Aurora, CO		51.0%	(1)(3)	108,185	386,127	16.20	99.4%	Sprouts, (Super Target)	Barnes & Noble, Cost Plus, Michaels, OfficeMax, Dollar Tree
Westminster Plaza	Denver-Aurora, CO		50.0%	(1)	48,506	111,113	18.01	98.1%	Safeway	(Walgreens)
Colorado Total:	# of Properties:	10			1,005,498	2,815,056	16.63	93.7%

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Shoppes at Paradise Isle	Fort Walton Beach et al, FL	25.0%	(1)(3)	42,917	218,229	15.70	88.1%		Big Lots, Best Buy, PetSmart, Office Depot, Michaels
Argyle Village	Jacksonville, FL	100.0%		312,432	312,432	10.66	93.4%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic North	Jacksonville, FL	50.0%	(1)(3)(4)	33,842	112,685	N/A	100.0%		Academy, (LA Fitness)
Atlantic West	Jacksonville, FL	50.0%	(1)(3)	42,284	180,578	13.31	100.0%		T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village - St. Augustine	Jacksonville, FL	70.0%	(1)	8,542	64,180	15.57	78.5%		(Epic Theaters)
Kernan Village	Jacksonville, FL	50.0%	(1)(3)	42,579	288,780	15.72	98.6%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons	Miami-Fort Lauderdale et al, FL	100.0%		117,515	117,515	21.61	81.8%		Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale et al, FL	100.0%		131,723	179,937	12.87	90.5%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale et al, FL	100.0%		139,462	266,761	20.64	92.5%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Flamingo Pines	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	25,373	148,840	16.82	89.3%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	72,957	408,509	19.26	98.2%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	46,720	236,628	17.30	100.0%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	60,895	324,731	13.98	99.3%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL	100.0%		69,475	69,475	14.12	93.3%	Publix
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	25.0%	(1)(3)	19,080	84,597	14.20	86.4%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	22,173	132,564	15.81	93.4%	Publix	CVS
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	100.0%		161,429	161,429	15.42	96.6%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale et al, FL	100.0%		110,081	110,081	15.32	98.1%	Winn Dixie
Sea Ranch Centre	Miami-Fort Lauderdale-Pompano Beach, FL	100.0%		98,914	98,914	17.35	86.5%	Publix	CVS, Dollar Tree
Alafaya Square	Orlando, FL	20.0%	(1)(3)	35,195	175,977	12.12	81.0%	Publix
Clermont Landing	Orlando, FL	65.7%	(1)(3)	115,039	344,780	17.02	94.8%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Landing	Orlando, FL	50.0%	(1)	129,512	259,024	13.35	99.2%		PetSmart, Sports Authority, Bed Bath & Beyond, buybuy BABY
Colonial Plaza	Orlando, FL	100.0%		498,794	498,794	13.73	98.9%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
International Drive Value Center	Orlando, FL	20.0%	(1)(3)	37,073	185,365	9.05	92.3%		Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx
Marketplace at Seminole Towne Center	Orlando, FL	100.0%		310,192	492,105	14.71	99.7%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando, FL	100.0%		145,644	145,644	27.34	100.0%	Whole Foods	Golf Galaxy, Michaels
Phillips Landing	Orlando, FL	100.0%		66,218	286,033	18.66	100.0%	(Walmart Supercenter)	Planet Fitness
The Marketplace at Dr. Phillips	Orlando, FL	20.0%	(1)(3)	65,218	326,090	21.66	97.3%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando, FL	100.0%		101,611	101,611	12.09	100.0%	Walmart Neighborhood Market	Dollar Tree
Winter Park Corners	Orlando, FL	100.0%		102,382	102,382	19.62	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne et al, FL	25.0%	(1)(3)	40,880	177,471	12.03	95.5%	Publix	Bealls
Lake Washington Crossing	Palm Bay-Melbourne et al, FL	25.0%	(1)(3)	29,674	132,567	11.10	85.2%	Publix
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	20.0%	(1)(3)	50,023	264,468	14.73	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Quesada Commons	Punta Gorda, FL	25.0%	(1)(3)	14,722	58,890	13.37	95.4%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL	25.0%	(1)(3)	10,253	63,108	18.86	90.2%	(Publix)	Petco, (Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL	25.0%	(1)(3)(4)	980	3,921	N/A	100.0%	(Publix)	Chick-fil-A, (Walgreens)

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Countryside Centre	Tampa-St. Petersburg et al, FL		100.0%		248,253	248,253	14.21	96.3%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg et al, FL		20.0%	(1)(3)	28,739	143,693	14.06	76.6%		Walgreens
Largo Mall	Tampa-St. Petersburg et al, FL		100.0%		377,483	575,114	15.83	94.2%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg et al, FL		100.0%		167,887	167,887	13.26	82.6%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg et al, FL		100.0%		275,910	275,910	12.50	99.6%		Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	41			4,446,975	8,582,852	15.27	95.3%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		199,594	397,295	17.99	91.3%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square	Atlanta-Sandy Springs et al, GA		100.0%		177,903	177,903	8.98	85.4%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs et al, GA		100.0%		27,747	81,886	17.31	100.0%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA		100.0%		196,283	228,003	13.91	95.5%		DSW, LA Fitness, Shopper's World, American Signature
Dacula Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		24,140	116,943	22.36	81.1%	(Kroger)
Dallas Commons	Atlanta-Sandy Springs et al, GA		100.0%		25,158	95,262	23.05	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs et al, GA		100.0%		76,611	76,611	14.34	91.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		137,693	332,889	15.96	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	20,586	102,931	12.95	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs et al, GA		100.0%		373,621	373,621	19.00	98.9%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	13,681	72,207	17.27	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs et al, GA		100.0%		45,758	115,983	24.57	86.7%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs et al, GA		100.0%		140,479	318,369	16.82	95.0%	(Super Target)	Staples, T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs et al, GA		100.0%		201,979	201,979	13.76	90.8%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	3,000	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	15			1,664,233	2,694,882	15.87	94.0%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.48	91.2%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	13.77	90.7%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		198,372	203,532	13.49	98.2%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville, KY-IN		100.0%		168,986	218,396	12.55	96.8%	Kroger	(PetSmart), Staples, Factory Card Outlet
Kentucky Total:	# of Properties:	4			634,594	762,208	12.74	94.8%
Louisiana
Westwood Village	Lafayette, LA		100.0%		138,034	138,034	9.64	97.5%	Rouses Supermarket	Stage, CVS
14/Park Plaza	Lake Charles, LA		100.0%		172,068	172,068	7.55	60.3%		Conn’s, Anna's Linens, Family Dollar, Citi Trends
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.33	100.0%	Albertsons	Kmart, Dollar Tree, Planet Fitness
Southgate	Lake Charles, LA		100.0%		156,838	156,838	10.48	85.5%	Market Basket	Office Depot, Books-A-Million
Danville Plaza	Monroe, LA		100.0%		136,368	136,368	5.61	96.3%	County Market	Citi Trends, Surplus Warehouse
Manhattan Place	New Orleans-Metairie-Kenner, LA		100.0%		137,315	276,615	14.08	89.7%		(Target), Ross Dress for Less, Stage, K&G Fashion
Louisiana Total:	# of Properties:	6			848,597	1,105,071	9.51	86.6%

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Maryland
Pike Center	Washington, DC-VA-MD-WV		100.0%		81,336	81,336	54.55	97.3%		T.G.I. Friday's, Ethan Allen, Pier 1
Maryland Total:	# of Properties:	1			81,336	81,336	54.55	97.3%
Missouri
Ballwin Plaza	St. Louis, MO-IL		100.0%		200,915	200,915	8.06	83.8%	Schnucks	Michaels
Western Plaza	St. Louis, MO-IL		50.0%	(1)(3)	28,367	56,734	7.78	100.0%		Value Village
Missouri Total:	# of Properties:	2			229,282	257,649	8.03	85.8%
Nevada
Best in the West	Las Vegas-Paradise, NV		100.0%		428,067	428,067	16.93	98.6%		Best Buy, JoAnn's Fabrics, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons	Las Vegas-Paradise, NV		100.0%		332,298	366,952	15.64	98.5%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Paradise, NV		100.0%		167,654	195,367	11.58	94.4%	El Super	Anna's Linens, Factory 2 U, CVS
Eastern Horizon	Las Vegas-Paradise, NV		100.0%		65,848	209,727	21.25	84.8%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Paradise, NV		100.0%		116,973	148,815	11.04	91.2%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Paradise, NV		100.0%		78,077	152,672	18.03	84.2%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Paradise, NV		100.0%		273,916	273,916	13.63	97.2%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV		100.0%		136,339	136,339	13.34	96.0%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Paradise, NV		100.0%		84,751	161,877	12.15	100.0%	Smith’s Food
Tropicana Beltway	Las Vegas-Paradise, NV		100.0%		246,483	617,821	18.03	95.9%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, Sports Authority
Tropicana Marketplace	Las Vegas-Paradise, NV		100.0%		69,475	142,643	18.95	76.7%	(Smith’s Food)	Family Dollar
Westland Fair North	Las Vegas-Paradise, NV		100.0%		214,127	600,585	17.13	94.6%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	11			2,214,008	3,434,781	15.52	95.3%
New Mexico
Eastdale	Albuquerque, NM		100.0%		119,088	119,088	7.31	91.3%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	142,106	21.04	97.5%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	2			231,754	261,194	14.23	94.3%
North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC		100.0%		120,674	328,276	17.03	90.3%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Gastonia et al, NC-SC		100.0%		41,941	444,561	24.11	93.6%	(Walmart Supercenter), (BI-LO)	(Lowe's)
Bull City Market	Durham, NC		100.0%		40,875	40,875	18.45	100.0%	Whole Foods Market
Chatham Crossing	Durham, NC		25.0%	(1)(3)	24,039	96,155	13.18	92.1%	Lowes Food	CVS
Hope Valley Commons	Durham, NC		100.0%		81,371	81,371	22.64	98.5%	Harris Teeter
Avent Ferry	Raleigh-Cary, NC		100.0%		119,652	119,652	18.16	90.0%	Food Lion	Family Dollar
Capital Square	Raleigh-Cary, NC		100.0%		143,063	143,063	7.37	100.0%	Food Lion
Falls Pointe	Raleigh-Cary, NC		100.0%		112,203	198,553	17.22	90.8%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh-Cary, NC		100.0%		90,155	90,155	15.22	81.0%	Harris Teeter
Leesville Town Centre	Raleigh-Cary, NC		100.0%		114,396	114,396	22.16	92.2%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh-Cary, NC		100.0%		77,802	77,802	11.45	95.9%	Walmart Neighborhood Market	Dollar Tree

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Parkway Pointe	Raleigh-Cary, NC		100.0%		80,061	80,061	11.13	93.6%	Food Lion	Rite Aid
Six Forks Station	Raleigh-Cary, NC		100.0%		462,671	462,671	11.31	95.8%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh-Cary, NC		100.0%		188,449	188,449	12.56	97.5%	Harris Teeter	Stein Mart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	10.89	91.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,715	89,715	19.95	98.9%	Harris Teeter
North Carolina Total:	# of Properties:	16			1,850,083	2,618,771	14.28	94.3%
Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	6.56	91.3%		Big Lots, Westlake Hardware, Aaron Rents
Oklahoma Total:	# of Properties:	1			128,231	128,231	6.56	91.3%
Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	14,790	140,227	18.47	97.6%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver et al, OR-WA		100.0%		97,177	97,177	13.37	94.0%	Safeway
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	7,904	39,520	24.40	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	14.79	94.8%
South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC		25.0%	(1)(3)	21,686	86,746	15.19	89.4%	The Fresh Market
South Carolina Total:	# of Properties:	1			21,686	86,746	15.19	89.4%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.48	99.2%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	8.92	89.5%	Kroger	Stein Mart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		100.0%		61,838	66,838	12.97	84.6%	Kroger	Stein Mart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.44	98.7%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	20.87	94.8%		(Target), Best Buy, Sports Authority, PetSmart, Staples
Tennessee Total:	# of Properties:	5			694,005	848,345	13.28	94.4%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	12.62	83.5%	United Supermarket	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock-San Marcos, TX		100.0%		351,070	351,070	16.34	98.0%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
Crossroads	Beaumont-Port Arthur, TX		100.0%		115,798	115,798	5.42	100.0%	Market Basket	Bealls, Baskins, Burke’s Outlet
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,100	300,735	14.91	97.5%		(Target), (Toys “R” Us), Anna's Linens, Spec's, Kirkland's
Phelan West	Beaumont-Port Arthur, TX		66.7%	(1)(3)	15,552	94,221	13.17	100.0%	(Kroger)
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	21.00	32.2%		(Lowe's)
Moore Plaza	Corpus Christi, TX		100.0%		371,650	599,622	14.32	97.4%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX		100.0%		26,088	88,008	23.70	80.9%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	47,852	68,360	11.97	64.2%		Conn's
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX		100.0%		40,513	121,689	21.95	75.9%	(Tom Thumb)	(Walgreens)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	14.08	99.4%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	20.0%	(1)(3)	72,667	363,337	16.22	98.1%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10/Federal	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,871	132,472	8.38	99.2%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-Baytown-Sugar Land, TX	100.0%		138,058	138,058	N/A	71.2%		State of Texas
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	100.0%		56,969	56,969	22.68	100.0%	Trader Joe's	PetSmart
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	100.0%		35,081	41,273	26.78	100.0%	Randall’s
Blalock Market at I-10	Houston-Baytown-Sugar Land, TX	100.0%		97,277	97,277	15.33	100.0%	99 Ranch Market
Braeswood Square	Houston-Baytown-Sugar Land, TX	100.0%		104,686	104,686	12.67	99.4%	Belden’s	Walgreens
Broadway	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,191	74,604	7.67	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	100.0%		183,940	183,940	30.58	98.3%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Citadel Plaza	Houston-Baytown-Sugar Land, TX	100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,678	84,517	11.02	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-Baytown-Sugar Land, TX	100.0%		186,721	283,381	9.56	97.6%	Kroger	Babies “R” Us
Cypress Station	Houston-Baytown-Sugar Land, TX	100.0%		140,924	140,924	13.38	77.5%		David's Bridal
Fiesta Village	Houston-Baytown-Sugar Land, TX	15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-Baytown-Sugar Land, TX	100.0%		210,537	210,537	10.59	98.0%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,684	77,890	9.00	89.6%	Kroger
Griggs Road	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,017	80,116	11.84	49.6%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	14,016	93,438	17.04	93.0%		Fallas Paredes
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza	Houston-Baytown-Sugar Land, TX	100.0%		71,277	71,277	8.42	100.0%	Kroger
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	100.0%		180,226	279,226	14.16	100.0%	Kroger	Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	15.0%	(1)	25,740	171,599	10.87	100.0%	Sellers Bros.	Famsa, Dollar Tree, Fallas Paredes
Lawndale	Houston-Baytown-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.79	100.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.53	95.7%	Kroger
Little York Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.21	85.1%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-Baytown-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.73	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-Baytown-Sugar Land, TX	100.0%		388,865	388,865	19.14	97.8%		Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase	Houston-Baytown-Sugar Land, TX	100.0%		84,084	84,084	18.83	93.1%	Whole Foods Market
North Triangle	Houston-Baytown-Sugar Land, TX	100.0%		16,060	16,060	25.01	67.6%		CiCi’s Pizza
Northbrook Center	Houston-Baytown-Sugar Land, TX	100.0%		173,288	173,288	13.96	97.6%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Oak Forest	Houston-Baytown-Sugar Land, TX	100.0%		151,324	151,324	13.38	98.0%	Kroger	Ross Dress for Less, Dollar Tree
Palmer Plaza	Houston-Baytown-Sugar Land, TX	100.0%		95,251	195,231	9.40	93.3%		Dollar Tree
Randall's/Kings Crossing	Houston-Baytown-Sugar Land, TX	100.0%		126,397	126,397	16.12	96.5%	Randall’s	CVS
Richmond Square	Houston-Baytown-Sugar Land, TX	100.0%		92,356	92,356	21.54	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-Baytown-Sugar Land, TX	100.0%		71,265	71,265	29.60	100.0%	Kroger
River Oaks West	Houston-Baytown-Sugar Land, TX	100.0%		248,663	248,663	29.60	96.2%	Kroger	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Rose-Rich	Houston-Baytown-Sugar Land, TX	100.0%		102,641	102,641	8.59	76.1%		Family Dollar, Palais Royal
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	100.0%		184,339	184,339	7.43	85.6%		Rexel

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Shops at Kirby Drive	Houston-Baytown-Sugar Land, TX		100.0%		10,005	10,005	27.36	100.0%		Freebirds Burrito
Shops at Three Corners	Houston-Baytown-Sugar Land, TX		70.0%	(1)	173,060	277,871	13.14	96.8%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-Baytown-Sugar Land, TX		15.0%	(1)	18,789	125,260	10.02	94.6%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Spring Plaza	Houston-Baytown-Sugar Land, TX		15.0%	(1)	8,258	55,056	8.99	100.0%	Sellers Bros.	Family Dollar
Stella Link	Houston-Baytown-Sugar Land, TX		100.0%		70,087	70,087	9.11	76.4%	Sellers Bros.	Burke’s Outlet, Spec’s
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.0%		141,415	299,236	16.00	87.8%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Arcade	Houston-Baytown-Sugar Land, TX		100.0%		57,281	57,281	37.93	100.0%		Gap, BabyGap, Chicos
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX		100.0%		28,371	28,371	37.93	100.0%		Talbots
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX		100.0%		107,134	107,134	37.93	86.9%		Banana Republic, Express, Ann Taylor
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX		57.8%	(1)(3)	283,399	490,734	22.98	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy
Westchase Center	Houston-Baytown-Sugar Land, TX		100.0%		232,074	331,624	12.72	99.6%	Randall's	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-Baytown-Sugar Land, TX		100.0%		130,041	130,041	14.84	91.1%		Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens
Independence Plaza	Laredo, TX		100.0%		335,202	335,202	12.39	96.8%	H-E-B	TJ Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX		100.0%		243,596	485,463	14.42	96.6%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX		100.0%		135,373	143,015	15.80	100.0%	H-E-B
Angelina Village	Lufkin, TX		100.0%		248,199	248,199	9.18	94.3%		Kmart, Conn's
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	143,968	500,067	10.61	96.8%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	20,315	243,821	22.35	81.3%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	56,456	301,174	18.98	95.6%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	37,432	74,865	17.30	87.0%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	176,520	484,949	15.20	100.0%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	11.72	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio, TX		100.0%		306,370	482,370	15.38	95.2%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco, Anna’s Linens
Parliament Square	San Antonio, TX		100.0%		64,950	64,950	10.87	86.8%		Family Dollar
Parliament Square II	San Antonio, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks	San Antonio, TX		15.0%	(1)	24,348	162,322	10.92	92.6%	H-E-B	Bealls, Tuesday Morning
Valley View	San Antonio, TX		100.0%		91,544	91,544	11.40	94.1%		Marshalls, Dollar Tree
Westwood Center	San Antonio, TX		100.0%		68,674	77,679	18.03	90.8%		(Walmart)
Broadway	Tyler, TX		100.0%		60,400	60,400	8.15	87.6%		Stein Mart
Texas Total:	# of Properties:	77			8,458,745	13,644,002	15.47	94.8%
Utah
DDS Office Building	Salt Lake City, UT		100.0%		27,300	27,300	N/A	100.0%
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	139,007	17.48	87.9%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.06	78.8%		(Target), Petco, Office Depot
Utah Total:	# of Properties:	3			299,556	471,206	14.83	83.5%

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,012	16.76	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	18,055	90,273	N/A			Dollar Tree
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,660	96,660	15.78	85.0%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	25.31	100.0%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	21,485	107,423	19.20	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.81	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	6			220,041	652,763	18.52	92.2%
Total Operating Properties	# of Properties:	259			29,853,157	48,391,087
New Development
Virginia
Hilltop Village	Washington, DC-VA-MD-WV		100.0%	(1)(2)	—	—
Virginia Total:	# of Properties:	1			—	—
Total New Developments	# of Properties:	1			—	—
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd at Tangerine Farms Rd, Marana						422,532
Southern Avenue and Signal Butte Road, Mesa						63,162
Arizona Total:						798,455
Colorado
Highway 85 and Highway 285, Sheridan						713,513
Colorado Total:						713,513
Florida
Young Pines and Curry Ford Rd, Orange County						82,764
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
SR 207 at Rolling Hills Dr, St. Augustine						228,254
Florida Total:						603,306
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						3,554,496
Georgia Total:						3,554,496
Louisiana
Ambassador Caffery at W. Congress, Lafayette						34,848
Louisiana Total:						34,848
Nevada
SWC Highway 215 at Decatur, Las Vegas						639,896
Nevada Total:						639,896

Weingarten Realty Investors
Property Listing
As of March 31, 2014

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					510,959
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,722,339
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					388,120
I-30 & Horne Street, Ft Worth, TX					58,370
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Kirkwood at Dashwood Drive, Houston					321,908
Mesa Road at Tidwell, Houston					105,501
Northwest Freeway at Gessner, Houston					88,732
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,521,986
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd at A.W. Grimes Blvd, Round Rock					57,499
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd, San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,237,032
Total Unimproved Land					26,357,464